UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2009

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Corporate Woods Blvd.

Albany, NY 12211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 533-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2009, Momentive Performance Materials Inc. (“Momentive” or the “Company”), its parent company, Momentive Performance Materials Holdings Inc. (“Holdings”), and certain of its subsidiaries entered into a Limited Waiver and Amendment (the “Waiver and Amendment”) with respect to the Credit Agreement dated as of December 4, 2006 by and among Momentive, Holdings, Momentive Performance Materials USA Inc., Momentive Performance Materials GmbH, JPMorgan Chase Bank, N.A., as administrative agent, and the Lenders thereto (the “Credit Agreement”).

Pursuant to the Waiver and Amendment, the requisite revolving credit facility lenders agreed to waive compliance by the Company with the senior secured leverage ratio maintenance covenant set forth in the Credit Agreement for the fiscal quarters ending September 27, 2009 and December 31, 2009, subject to certain conditions, and the applicable margin on revolving credit facility borrowings under the Credit Agreement was increased by 125 basis points. In addition, the Company agreed to pay a one-time fee in an amount equal to 0.25% of the revolving facility commitment of each revolving facility lender that was a party to the Waiver and Amendment and to reimburse certain fees and expenses incurred in connection with the Waiver and Amendment.

A copy of the Waiver and Amendment is attached to, and incorporated by reference into, this Item of this Current Report on Form 8-K as Exhibit 10.1. The foregoing description of the Waiver and Amendment is only intended as a summary of the terms of the Waiver and Amendment and is qualified in its entirety by reference to the full text of the Waiver and Amendment.

Item 2.02	Results of Operations and Financial Condition

Item 8.01	Other Events

On September 24, 2009, Momentive issued a press release announcing its estimated preliminary results for the fiscal three-month period ended September 27, 2009 and its entry into the Waiver and Amendment. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Limited Waiver and Amendment to Credit Agreement, dated as of September 22, 2009 by Momentive Performance Materials Inc., Momentive Performance Materials Holdings Inc., Momentive Performance Materials USA Inc., Momentive Performance Materials GmbH, each Subsidiary Loan Party thereto, the Lenders thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press release issued by Momentive Performance Materials Inc. dated September 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

By:	/s/Douglas A. Johns
Name:	Douglas A. Johns
Title:	General Counsel and Secretary

Date: September 24, 2009

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